UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  May 18, 2023

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
6.219% Corporate Units	NEE.PRQ	New York Stock Exchange
6.926% Corporate Units	NEE.PRR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)NextEra Energy, Inc. (NEE) held its 2023 Annual Meeting of Shareholders (2023 Annual Meeting) on May 18, 2023. At the 2023 Annual Meeting, NEE's shareholders approved four proposals and did not approve one shareholder proposal. The proposals are described in detail in NEE's definitive proxy statement on Schedule 14A for the 2023 Annual Meeting (Proxy Statement), filed with the Securities and Exchange Commission on April 5, 2023.

(b)The final voting results with respect to each proposal voted upon at the 2023 Annual Meeting are set forth below.

Proposal 1

NEE's shareholders elected each of the twelve nominees to the Board for a one-year term, as set forth below:

	FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Nicole S. Arnaboldi	1,549,328,594	98.8%	18,985,531	4,462,501	207,924,684
Sherry S. Barrat	1,431,268,285	91.3%	136,799,529	4,708,812	207,924,684
James L. Camaren	1,485,221,654	94.7%	82,781,645	4,773,327	207,924,684
Kenneth B. Dunn	1,518,276,783	96.8%	49,693,675	4,806,168	207,924,684
Naren K. Gursahaney	1,519,955,892	97.1%	45,538,665	7,282,069	207,924,684
Kirk S. Hachigian	1,483,633,141	94.6%	84,229,668	4,913,817	207,924,684
John W. Ketchum	1,418,720,802	90.6%	146,563,960	7,491,864	207,924,684
Amy B. Lane	1,537,538,432	98.0%	30,775,070	4,463,124	207,924,684
David L. Porges	1,537,055,617	98.0%	30,794,167	4,926,842	207,924,684
Deborah "Dev" Stahlkopf	1,555,540,770	99.2%	12,830,283	4,405,573	207,924,684
John A. Stall	1,543,403,206	98.4%	24,806,290	4,567,130	207,924,684
Darryl L. Wilson	1,521,003,811	97.0%	46,949,627	4,823,188	207,924,684

Proposal 2

NEE's shareholders ratified the appointment of Deloitte & Touche LLP as NEE's independent registered public accounting firm for 2023, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,678,674,930	94.7%	94,590,564	7,435,816	—

Proposal 3

NEE's shareholders approved, by non-binding advisory vote, NEE's compensation of its named executive officers as disclosed in the Proxy Statement, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,227,114,059	78.7%	332,258,815	13,403,752	207,924,684

Proposal 4

NEE’s shareholders chose, by non-binding advisory vote, “1 Year” as the frequency with which NEE should hold a non-binding shareholder advisory vote to approve its compensation of its named executive officers, as set forth below:

1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS	BROKER NON-VOTES
1,548,027,636	4,194,740	14,590,734	5,963,516	—

Proposal 5

NEE’s shareholders did not approve a shareholder proposal entitled “Board Skills Disclosure” that requested disclosure, in matrix format, of each director/nominee's self-identified gender and racial ethnicity, as well as individual skills and attributes most relevant to NEE, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
761,335,940	48.9%	796,815,136	14,625,550	207,924,684

(d)In light of the shareholder vote on Proposal 4 referenced above, the Board has determined that NEE will hold a non-binding shareholder advisory vote to approve NEE’s compensation of its named executive officers as disclosed in its annual meeting proxy statement (say-on-pay vote) every year until it next holds a non-binding shareholder advisory vote on the frequency with which NEE should hold future say-on-pay votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 22, 2023

NEXTERA ENERGY, INC.
(Registrant)

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President & General Counsel